UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2005

ROHM AND HAAS COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-03507	23-1028370
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania		19106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 592-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2005, Rohm and Haas Company entered into a five year credit agreement with Citigroup Global Markets Inc., as lead arranger and bookrunner, and Citibank, N.A., as administrative agent for the Lenders, Bank Of America, N.A., JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association, as co-syndication agents. The initial lenders are Citibank, N.A., Bank of America, N.A., JPMorgan Chase Bank, N.A., Wachovia Bank, National Association, Bank of Tokyo-Mitsubishi Trust Company, Sumitomo Mitsui Banking Corp., New York, Mellon Bank NA, Standard Chartered Bank, The Royal Bank Of Scotland Plc, ABN Amro Bank N.V., Banca Monte Dei Paschi Di Siena S.P.A., Barclays Bank, Plc., PNC Bank, National Association, Sanpaolo Imi S.P.A. and William Street Commitment Corporation. The commitments total $500,000,000.

This agreement replaces the three year credit agreement, dated October 24, 2003, which was terminated as discussed in Item 1.02. The new agreement extends the term of the credit agreement and lowers the rates paid by the Company. The prior agreement was maintained solely as a back-up credit facility with respect to which the company never drew funds. The purpose of the current facility is primarily to back-up commercial paper or other short-term obligations and, as such, the company does not expect to draw down under this facility in the foreseeable future. A copy of the five year credit agreement is attached as Exhibit 10.1.

Item 1.02 Termination of a Material Definitive Agreement.

On December 16, 2005, Rohm and Haas Company terminated its three year credit agreement with Citibank, N.A. as administrative agent for the lenders, Wachovia Capital Markets, LLC as syndication agent, and Citigroup Global Markets Inc. as lead arranger and bookrunner. The lenders were Citibank, N.A., Bank of America, N.A., JPMorgan Chase Bank, N.A., Wachovia Bank, National Association, Bank of Tokyo-Mitsubishi Trust Company, Bank one, NA, Sumitomo Mitsui Banking Corp., New York, Mellon Bank NA, Standard Chartered Bank, ABN Amro Bank N.V., Banca Monte Dei Paschi Di Siena S.P.A., Banca Di Roma and Sanpaolo Imi S.P.A ,Norddeutsche Landesbank Girozentrale. The commitments totaled $500,000,000.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed in Item 1.01, on December 16, 2005, Rohm and Haas Company entered into a five year credit agreement. If an Event of Default occurs and is continuing, the Agent (i) shall at the request, or may with the consent, of the Required Lenders (as defined in the agreement), by notice to the Borrowers, declare the obligation of each Lender to make Advances to be terminated and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable. The Events of Default are defined in section 6.01 of the agreement which is attached as Exhibit 10.1 and which section 6.01 is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY

December 21, 2005	By:	Jacques M. Croisetiere

Name: Jacques M. Croisetiere
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Five Year Credit Agreement